Exhibit 10.4

                          LATIN AMERICAN CASINOS, INC.

                             1994 STOCK OPTION PLAN



         1.       PURPOSE.

         This 1994 Stock Option Plan (the "Plan") is intended to encourage stock ownership by employees and directors of Latin American Casinos, Inc. (the "Company"), a Delaware corporation, its divisions and Subsidiary Corporations, so that they may acquire or increase their proprietary interest in the Company, and to encourage such employees and directors to remain in the employ of the Company and to put forth maximum efforts for the success of the business. It is further intended that options granted by the Board of Directors of the Company (the "Board") pursuant to Section 5 hereof shall constitute "incentive stock options" ("Incentive Stock Options") within the meaning of IRC Section 422, as thereafter (the "Code"), and options granted by the Board pursuant to Section 6 hereof shall constitute "nonqualified stock options" (Nonqualified Stock Options") and, together with Incentive Stock Options, ("Options").

         2.       ADMINISTRATION AND AUTHORITY.

         The Plan shall be administered by the Board. The Board shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine the purchase price of the shares of Common Stock covered by each Option (the "Option Price"); to determine the persons to whom, and the time or times at which, Options shall be granted; to determine the number of shares of Common Stock to be covered by each Option; to interpret the Plan; to prescribe, amend and rescind rules and Regulations relating to the Plan; to determine the terms and provisions of the Option Agreements (which need not be identical) evidencing Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

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         3.       LIABILITY.

         No member of the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option.

         4.       ELIGIBILITY.

         Options may be granted to employees including, without limitation, officers and directors who are employees of the Company or its subsidiaries, consultants and independent contractors. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Board shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Board shall deem relevant in connection with accomplishing the purpose of the Plan. A person to whom and Option has been granted is sometimes referred to herein as an "Optionee." An Optionee shall be eligible to receive more than one Option during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.

         5.       SHARES.

         The shares subject to Options hereunder shall be shares of the Company's Common Stock (the "Common Stock"). Such shares may, in whole or in part, be authorized but unissued shares or shares that have been or may be reacquired by the Company. The aggregate amount of the Company's Common Stock as to which Options may be granted under the Plan shall not exceed 1,000,000 shares. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 8.09 hereof. If any outstanding Option expires or is terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall (unless the Plan shall have been terminated) become available for subsequent grants of Options.

         6.       INCENTIVE STOCK OPTIONS.

         Options granted pursuant to this Section 6 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 8 hereof.

         6.01     VALUE OF SHARES.

         The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of

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Common Stock with respect to which Options granted under this Plan and all other option plans of the Company and any Subsidiary Corporation become exercisable for the first time by an optionee during any calendar year shall be determined by the Board.

         6.02     TEN PERCENT STOCKHOLDER.

         In the case of an Incentive Stock Option granted to a holder of 10% of the Company's voting stock, (a) the Option Price shall not be less than 110% of the Fair Market Value of the shares of Common Stock of the Company on the date the Incentive Stock Option is granted, and (b) the exercise period shall not exceed 5 years from the date the Incentive Stock Option is granted.

         7.       NONQUALIFIED STOCK OPTIONS.

         Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 8 hereof.

          8.      TERMS AND CONDITIONS OF OPTIONS.

         Each Option shall be evidenced by a written Option Agreement between the Company and the Optionee, which agreement shall comply with and be subject to the following terms and conditions:

         8.01     NUMBER OF SHARES.

         Each Option Agreement shall state the number of shares of Common Stock specified in the Option.

         8.02     TYPE OF OPTION.

         Each Option Agreement shall specifically identify the portion, if any, of the Option which constitutes an Incentive Stock Option and the portion, if any, which constitutes a Nonqualified Stock Option.

         8.03     OPTION PRICE.

         Each Option Agreement shall state the Option Price which, in the case of Incentive Stock Options, shall be not less than 100% of the Fair Market Value of the shares of Common Stock of the Company of the date the Option is granted. The Option Price shall be subject to adjustment as provided in Section 8.09 hereof. The date when the Board adopts a resolution granting an Option will be considered the date when such Option is granted.

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         8.04     MEDIUM AND TIME OF PAYMENT.

         The Option Price shall be paid in full, at the time of exercise, in cash or in shares of Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and such shares, and may be effected in whole or in part (a) with monies received from the Company at the time of exercise as a compensatory cash payment, or (b) with monies borrowed from the Company pursuant to repayment terms and conditions as shall be determined from time to time by the Board, in its discretion, separately with respect to each exercise of Options and each Optionee; provided, however, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall be permitted by and be in compliance with applicable law, and provided, further, if the Option Price is paid with monies borrowed from the Company, such fact shall be noted conspicuously on the certificate evidencing such shares in accordance with applicable law.

         8.05     TERM AND EXERCISE OF OPTIONS.

         Options shall be exercisable over the exercise period as and at the times and upon the conditions that the Board may determine, as reflected in the Option Agreement, provided, however, the Board shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be determined by the Board for all Options; provided, however that such exercise period shall not exceed ten (10) years from the date such Option is granted. The exercise period shall be subject to earlier termination as provided in Sections 8.06 and 8.07 hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Board; provided, however, that an Option may not be exercised at any one time as to fewer than100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).

         8.06     TERMINATION

         Except as provided in Section 8.05 and in this Section 8.06 hereof, an Option may not be exercised unless the Optionee is then in the employ of the Company or a division or Subsidiary Corporation (or a corporation issuing or assuming the Option in a transaction to which IRC Section 425(a) applies), and unless the Optionee has remained continuously so employed since the date of grant of the Option. If the employment of an Optionee shall terminate (other than by reason of death, disability or retirement), all Options of such Optionee that are exercisable at the

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time of such termination may, unless earlier terminated in accordance with their terms, be exercised within three months after such termination; provided, however, that if the employment of an Optionee shall terminate for cause, all Options theretofore granted to such Optionee shall, to the extent not theretofore exercised, terminate forthwith. Nothing in the Plan or in any Option shall confer upon an individual any right to continue in the employ of the Company or any of its divisions or Subsidiary Corporations or interfere in any way with the right of the Corporation or any such division or Subsidiary Corporation to terminate such employment.

         8.07     DEATH, DISABILITY OR RETIREMENT.

         If an Optionee shall die while employed by the Company, or a Subsidiary Corporation thereof, or within three months after the termination of such Optionee's employment, other than for cause, or if the Optionee's employment shall terminate by reason of disability or retirement, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or disability of the Optionee, at any time within one year after the date of death, disability or retirement of the Optionee.

         8.08     NONTRANSFERABILITY OF OPTIONS.

         Options granted under the Plan shall not be transferable otherwise than
(a) by will; (b) by the laws of descent and distribution; or (c) to a revocable inter vivos trust for the primary benefit of the Optionee and his or her spouse. Options may be exercised, during the lifetime of the Optionee, only by the Optionee, his or her guardian, legal representative or the Trustee of an above described trust.

         8.09     EFFECT OF CERTAIN CHANGES.

         (1) If there is any change in the number of shares of Common Stock through the declaration of stock dividends, or through recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for Options, the number of such shares covered by outstanding Options and the price per share of such Options shall be proportionately adjusted by the Board to reflect any increase or decrease in the number

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         of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

         (2) In the event of the proposed dissolution or liquidation of the company, in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or in the event of a merger or consolidation of the Company with another corporation, the Board may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger or consolidation; or the Board may provide, in the alternative, that each Option granted under the Plan shall terminate as of a date to be fixed by the Board; provided, however, that not less than 30-days' written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of 30 days preceding such termination, to exercise the Options as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Options would not otherwise be exercisable; provided, further, that failure to provide such notice shall not invalidate or affect the action with respect to which such notice was required.

         (3) If while unexercised Options remain outstanding under the Plan, the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation (each, a "Disposition Transaction"), then the Board may (a) make an appropriate adjustment to the number and class of shares available for options, and to the amount and kind of shares or other securities or property (including cash) receivable upon exercise of any outstanding options after the effective date of such transaction, and the price thereof, or, in lieu of such adjustment, provide for the cancellation of all options outstanding at or prior to the effective date of such transaction; (b) provide that exercisability of all Options shall be accelerated, whether or not otherwise exercisable; or (c) in its discretion, permit Optionees to surrender outstanding options for cancellation; provided, however, that if the stockholders approve such Disposition Transaction within five years of

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         the date of adoption of this Plan, the Board shall provide for the alternative in (b) above. Upon any cancellation of an outstanding Option pursuant to this Section, the Optionee shall be entitled to receive, in exchange therefor, a cash payment under any such Option in an amount per share determined by the Board in its sole discretion, but not less than the difference between the per share exercise price of such Option and the Fair Market Value of a share of the Company Common Stock on such date as the Board shall determine.

         (4) Paragraphs (2) and (3) of this Section 8.09 shall not apply to a merger or consolidation in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Board may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

         (5) In the event of a change in the Common Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

         (6) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within

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         the meaning of IRC Section 422.

         (7) Except as hereinbefore expressly provided in this Section 8.09, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock or any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-of of assets or stock of another corporation; and any issue by the Company of shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to the number or price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

         8.10     RIGHTS AS A SHAREHOLDER.

         An Optionee or a transferee of an Option shall have no rights as a shareholder with respect to any Shares covered by the Option until the date of the issuance of a certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 8.09 hereof.

         8.11     OTHER PROVISIONS.

         The Option Agreements authorized under the Plan shall contain such other provisions, including, Without limitation, (a) the imposition of restrictions upon the exercise of an Option; (b) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option; and (c) conditions relating to compliance with applicable federal and state securities laws, as the Board shall deem advisable.

         9.       AGREEMENT BY OPTIONEE REGARDING WITHHOLDING TAXES.

         If the Board shall so require, as a condition of the exercise, each Optionee shall agree that (a) no later than the date of exercise of any Option, the Optionee will pay to the Company or make arrangements satisfactory to the Board regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Options, and (b)

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the Company shall, to the extent permitted or required by law, have the right to deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the Optionee.

         10.      TERM OF PLAN.

         Options may be granted pursuant to the Plan from time to time within a period of 10 years from the date the Plan is adopted by the Board, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

         11.      DEFINITIONS.

         As used in this Plan, the following words and phrases shall have the meanings indicated:

         (a) "DISABILITY" shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than one year.

         (b) "FAIR MARKET VALUE" per share as of a particular date shall mean
     (i) the closing sales price per share of Common Stock on a national securities exchange for the last preceding date on which there was a sale of such Common Stock on such exchange; or (ii) if the shares of Common Stock are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding data on which there was a sale of such Common Stock in such market, or (iii) in case no reported sale takes place, the average of the closing bid and asked prices on the National Association of Securities Dealers' Automated Quotations System ("NASDAQ") or any comparable system, or if the shares of Common Stock are not listed on NASDAQ or comparable system, the closing sale price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose; or (iv) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Board in its discretion may determine.

         (c) "PARENT COMPANY" shall mean any corporation (other than the Company) in an unbroken chain of corporations

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     ending with the employer corporation if, at the time of granting an Option, each of the corporations other than the employer corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         (d) "SUBSIDIARY CORPORATION" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the employer corporation if, at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more f the total combined voting power of all classes of stock in one of the other corporations in such chain.

         (e) "TEN PERCENT STOCKHOLDER" shall mean an Optionee who, at the time an Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the company or of its Parent or Subsidiary Corporations.

         12.      AMENDMENT AND TERMINATION OF THE PLAN.

         The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that any amendment that would materially increase the aggregate number of shares of Common Stock as to which Options may be granted under the Plan or materially increase the benefits accruing to participants under the Plan or materially modify the requirements as to eligibility for participation in the Plan shall be subject to the approval of the holders of a majority of the Common Stock issued and outstanding, except that any such increase modification that may result from adjustments authorized by Section 8.09 hereof shall not require such approval. Except as provided in
Section 8 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Optionee is obtained.

         13.      APPROVAL OF STOCKHOLDERS.

         The Plan shall take effect upon its adoption by the Board of Directors but shall be subject to the approval of the holders of a majority of the issued and outstanding shares of Common Stock of the Company, which approval must occur within 12 months after the date the Plan is adopted by the Board.

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         14.      EFFECT OF HEADINGS.

         The headings and other captions contained in this Plan are for convenience and reference only and shall not be used in interpreting, construing or enforcing any of the provisions of this Plan.

         IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this Plan by the Board of Directors on June 13, 1994, the Company has caused this Plan to be duly executed by its duly authorized officers.


                                          Latin American Casinos, Inc.




                                          By:
                                              ----------------------------
                                              Lloyd Lyons


                                          By:
                                              ----------------------------


                                          By:
                                              ----------------------------

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                                                                      SAMPLE

                                 AGREEMENT UNDER
                           THE 1994 STOCK OPTION PLAN
                                       OF
                          LATIN AMERICAN CASINOS, INC.

         THIS AGREEMENT is made by and between LATIN AMERICAN CASINOS, INC., a Delaware Corporation (the "Company") and the optionee identified at the conclusion of this Agreement (hereinafter referred to as the "Optionee") as of the date of grant set forth in Appendix A hereto.

         WHEREAS, the Company has determined that the Optionee is an existing or potential officer, key employee, consultant or adviser of the Company (or its subsidiaries) and considers it desirable and in its best interests that the Optionee be given an inducement to acquire a proprietary interest in the Company, and an added incentive to advance the interests of the Company, by possessing an option to purchase the common shares of the Company ("Common Stock") in accordance with The 1994 Stock Option Plan of Latin American Casinos, Inc. (the "1994 Plan").

         NOW, THERFORE, in consideration of the promises contained herein, it is agreed by and between the parties as follows:

         1. GRANT OF OPTION. The Company hereby grants to the Optionee the option to purchase the number of shares of Common Stock set forth in Appendix A to this Agreement (the "Option Shares") at the purchase price per share set forth therein (the "Option Price"), in the manner and subject to the conditions hereinafter provided (the "Option").

         2. TIME OF EXERCISE OF OPTION. Unless otherwise provided in Appendix A, the Option may be exercised in whole or in part over a five year period commencing as of the date of this Agreement, unless and until the Option is terminated as provided in Sections 4 and 5 below.

         3. METHOD OF EXERCISE. The Option shall be exercised by written notice in the form of Appendix B (if the Option Shares are not registered under the Securities Act of 1993 at the time of exercise) or Appendix C (if the Option Shares are registered under the Securities Act of 1993 at the time of exercise) directed to the Company, at the Company's principal place of business, accompanied by payment of the Option Price for the number of shares being acquired. The Company shall deliver such shares as promptly as practicable, provided that if any law, regulation or agreement requires the Company to take any action with respect to the shares specified in such notice before the delivery thereof, then the date of delivery thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

         4. TERMINATION. In the event of a termination of the Optionee's association with the Company and its subsidiaries in all capacities as an officer, employee, consultant of adviser, then the Option shall continue to be/exercisable for the number of shares as to which it was exercisable at the date of such termination of association and shall terminate on the date which is three months thereafter in the case of an Incentive Stock Option or one year thereafter in the case of any other option or, if earlier, the date which is five years from the date of this Agreement, PROVIDED HOWEVER, that if such termination of association is by reason or Optionee's death or disability (within the meaning of Section 122 (c) (6) of the Internal Revenue Code), then the Option shall immediately become exercisable in full and shall terminate on the date which is one year thereafter or, if earlier, the date which is five years from the date of this Agreement.

         5. ADJUSTMENTS. The number and price of the Option Shares shall be proportionately adjusted to reflect, as deemed equitable and appropriate by the Board of Directors of the Company, any stock dividend, stock split or share combination of the Common Stock or recapitalization of the Company. In the event of any merger, consolidation, sale of substantially all the assets, reorganization, dissolution or liquidation of the Company, in connection with which all the outstanding shares of the Company's Common Stock are converted into or exchangeable for other securities or other property, the Option shall terminate, but the Optionee shall have the right, immediately prior to such event, to exercise the Option in full without regard to the vesting schedule set forth in section 2 hereof; provided, however, that in the case of a merger, consolidation, sale of substantially all the assets or reorganization, the parties thereto may provide that the Optionee shall not have such right, but in that case the Option, to the extent not previously exercised, shall continue in effect and subject to the vesting schedule set forth in section 2 hereof but shall pertain not to Option Shares but to the securities or other property into or for which the remaining Option Shares would have been convertible or exchangeable if they had been outstanding at the effective time of the transaction (e.g., in the case of a merger of the Company into another company, if each share of Common Stock of the Company is converted into two shares of preferred stock of the acquiring company, the Optionee shall be entitled upon exercise and payment of the Option Price to acquire two shares of that preferred stock). If, prior to the exercise of the Option with respect to all the Option Shares, any securities issued by any of the subsidiaries of the Company or any rights to acquire such securities are distributed to the holders of the Common Stock of the Company, and if at the time of such distribution the Optionee is an officer or employee of or consultant or adviser to the subsidiary, then, in each case, the Board shall provide either (a) that the Optionee shall thereafter be entitled upon exercise of the Option to receive, in addition to the shares of Common Stock or other securities receivable upon the exercise of the Option, the securities of the subsidiary that the Optionee would have been entitled to receive if the Option had been so exercised immediately prior to the record date for such distribution (and at the time of such distribution, the Company shall make appropriate reserves to insure the timely performance of the foregoing), or (b) that the Option Price shall be reduced (but not to less than the par value of the Common Stock) to the price determined by multiplying (i) the Option Price on the record date for determining stockholders entitled to receive such distribution by
         (ii) a fraction, the numerator of which is the result of such Option Price reduced by the value of such

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         distribution applicable to one share of Common Stock (such value to be determined by the Board in its discretion) and the denominator of which is such Option Price.

         6. RIGHTS PRIOR TO EXERCISE OF OPTION. The Option is nontransferable by the Optionee, otherwise than by will or the laws of descent and distribution, and during the Optionee's lifetime is exercisable only by the Optionee. The Optionee shall have no rights as a stockholder with respect to the Option Shares until payment of the Option Price and delivery to the Optionee of such shares as herein provided.

         7. RESTRICTIONS ON DISPOSITION. An Optionee who exercise an option by executing Appendix B may dispose of shares of Common Stock acquired as a result of this Agreement only as provided in Appendix B.

         8. AGREEMENT BY OPTIONEE REGARDING WITHHOLDING TAXES. No later than the date of a first exercise of the Option, the Optionee will pay to the Company or make arrangements satisfactory to the Company regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option. The Company shall, to the extent permitted or required by law, have the right to deduct from any payment of any kind otherwise due to the Optionee the amount of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option.

         9. INCENTIVE STOCK OPTION PLAN. The terms of the 1994 Plan are incorporated herein by reference. The Optionee acknowledges receipt of a copy of the 1994 Plan and agrees to be bound by the terms thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed.


OPTIONEE                                          LATIN AMERICAN CASINOS, INC.



                                                  By:
----------------------------                         ---------------------------
                                                     Lloyd Lyons
                                                     President

                                                                 APPENDIX A

1.       NAME OF OPTIONEE:     ____________________

2.       TOTAL NUMBER OF OPTION SHARES:  __________

3.       OPTION PRICE:         $_________

         For Incentive Stock option the option price must be at least fair market value of the Company's Share at the time of the option's issuance, or in the case of Incentive Stock Options for a Ten-Percent stockholder, 110% of fair market value. In determining whether an Optionee is a Ten-Percent Stockholder, the Optionee is considered to own: (a) the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants and (b) his proportional share of the stock owned, directly or indirectly, by a corporation, partnership trust or estate of which he is a stockholder, partner or beneficiary. (See IRC 424(d).)

4.       DATE OF GRANT: _________________

         (This is the date of approval of the option by the Board of Directors.)

5.       EXPIRATION DATE: _______________

         (Must be within then years of grant; five years in the case of an Incentive Stock Option for a Ten-Percent Stockholder.)

6.       VESTING:     As specified in Section 2 of the Agreement.

         (For Incentive Stock Options, the product of the Option Price and the number of Option Shares for which options are first exercisable in any calendar year may not exceed $100,000. See Plan Paragraph 6 (f); IRC
         Section 422 (d).)

7.       INCENTIVE STOCK OPTION:            YES_____   NO__X__

         (Indicate whether the option is intended to be an Incentive Stock Option under IRC Section 422.)

                                                                  APPENDIX B


Latin American Casinos, Inc.
3909 N.E. 163rd Street
Suite 202-B
North Miami Beach, FL  33160

Dear Sirs:

         I hereby exercise an option to purchase the number of shares of Common Stock of Latin American Casinos, Inc. (the "Company") set forth below (the "Shares"), enclose herewith the aggregate purchase price for the Shares, and represent, warrant and agree as follows:

         1. I am acquiring the Shares for investment and not with a view to resale or distribution thereof. I have no present intention of selling or otherwise disposing of all or any of such Shares, and am acquiring the Shares for my own account. No other person has a direct or indirect beneficial interest in the Shares.

         2. I understand: that the Shares are not registered under the Securities Act of 1993 (the "Act"); that the Shares are being issued in reliance upon the provisions of Section 4(2) of the Act, exempting from the registration requirements of the Act transactions not involving any public offering; that the Shares must be held indefinitely unless they are subsequently registered under the Act or unless an exemption from such registration is available; and that the Company is under no obligation to register the Shares or to comply with any conditions required for an exemption from registration.

         3. I agree not to sell any of the Shares without registration under applicable federal and state securities laws or an opinion of counsel satisfactory to the Company that registration is not required under the Act or any applicable state securities laws. I further consent to the placement of a restrictive legend on the certificates evidencing the Shares in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

         4. Consistent with the foregoing, I further consent to issuance of stop-transfer instructions to the Company's transfer agent, if any, with respect to the Shares or the notation of stop-transfer instructions in appropriate records of the Company.

Unless otherwise requested in instructions attached hereto, please issue the certificate representing the Shares in my name and deliver the certificate to:

         Name:____________________________________

         Address:__________________________________

                 __________________________________

         Social Security Number: ______________________

Number of Shares: __________            Aggregate Purchase Price $ _____________

Date: _____________________
                                                  Very truly yours,




                                                  -----------------------------
                                                  (Please Print Name)

                                                                      APPENDIX C



Latin American Casinos, Inc.
3909 N.E. 163rd Street
Suite 202-B
North Miami Beach, FL  33160

Dear Sirs:

         I hereby exercise an option to purchase the number of shares of Common Stock of Latin American Casinos, Inc. (the "Company") set forth below (the "Shares"). The aggregate purchase price for the Shares is enclosed. Unless otherwise requested in instructions attached hereto, please issue the certificate representing the Shares in my name and deliver the certificate to:


         Name:____________________________________

         Address:__________________________________

                ___________________________________

         Social Security Number: ______________________

Number of Shares: __________            Aggregate Purchase Price $ _____________

Date: _____________________
                                        Very truly yours,




                                        -----------------------------
                                        (Please Print Name)